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                                                                    EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 11-K of PerkinElmer, Inc. Savings Plan (the "Plan") for the Plan fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gregory L. Summe, Chairman of the Board, Chief Executive Officer and President of the Company, and Robert F. Friel, Senior Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) Based on my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) Based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated: June 30, 2003                       /s/ Gregory L. Summe
                                           -----------------------------------
                                           Gregory L. Summe
                                           Chairman of the Board,
                                           Chief Executive Officer and President


Dated: June 30, 2003                       /s/ Robert F. Friel
                                           -----------------------------------
                                           Robert F. Friel
                                           Senior Vice President
                                           and Chief Financial Officer